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                                                                                                                         EXHIBIT 4.1


                NUMBER                               [PHOTO]                                            SHARES


                                             SUPERIOR CONSULTANT HOLDINGS CORPORATION

     INCORPORATED UNDER THE LAWS OF                                                            SEE REVERSE FOR CERTAIN DEFINITIONS
         THE STATE OF DELAWARE

     THIS CERTIFICATE IS TRANSFERABLE IN                                                          CUSIP  868146 10 1
CHICAGO, ILLINOIS AND NEW YORK, NEW YORK

This Certifies that




is the owner of

                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF
                                             SUPERIOR CONSULTANT HOLDINGS CORPORATION

transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly
endorsed.                                           CERTIFICATE OF STOCK
This Certificate is not valid unless countersigned and registered by the Transfer Agent Registrar.               By
Witness the facsimile seal and the signatures of its                           duly authorized officers.
   Dated                                                                                                         Countersigned and
                                                        [SEAL]                                                   Registered:
                                                                                                                 HARRIS Trust and
                                                                                                                 Savings BANK
       Susan M. Synor                                                                Richard D. Helppie          (CHICAGO)
               ASSISTANT SECRETARY                                                            PRESIDENT          TRANSFER AGENT AND
                                                                                                                 REGISTRAR
                                                                                                                 AUTHORIZED
                                                                                                                 SIGNATURE

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                                             SUPERIOR CONSULTANT HOLDINGS CORPORATION

        If the Corporation is authorized to issue different classes of shares or different series within a class, the Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, relative rights, preferences, and limitations applicable to shares of each class authorized to be issued, and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights, preferences, and limitations between the shares of each such series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights, preferences, and limitations for future series.
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        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN COM - as tenants in common                  UNIF GIFT MIN ACT. __________________Custodian _____________________
                TEN ENT - as tenants by the entireties                                  (Cust)                       (Minor)
                 JT TEN - as joint tenants with                                            under Uniform Gifts to Minors
                          right of survivorship and                                        Act _____________________________________
                          not as tenants in common                                                           (State)
                              Additional abbreviations may also be used though not in the above list.

             For Value received, _____________________________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
         |                                    |
         |____________________________________|______________________________________________________________________

         ____________________________________________________________________________________________________________
                       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

         ____________________________________________________________________________________________________________

         ____________________________________________________________________________________________________________

         ____________________________________________________________________________________________________________

         _____________________________________________________________________________________________________ Shares
         of Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____

         ________________________________________________________________________________________________ Attorney to
         transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

         Dated _______________________________________

                                               X ____________________________________________________________________
                                               X ____________________________________________________________________
                                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                               NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                               WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                        SIGNATURE(S) GUARANTEED: ____________________________________________________________________
                                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                                 INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                                 AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                                 MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




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